UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2005

Symbol Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Symbol Plaza, Holtsville, New York		11742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(631) 738-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Symbol Technologies, Inc. (the "Registrant") is furnishing herewith as Exhibit 99.1 its Press Release dated July 14, 2005 announcing the Company's revised second quarter 2005 guidance. This guidance supersedes the second quarter 2005 guidance previously disclosed in Item 2.02 of the Registrant's Current Report on Form 8-K filed on June 28, 2005.

Management of the Registrant will be hosting a teleconference today, July 14, 2005 at 5:30 PM EDT to discuss the revised guidance. Details on accessing the teleconference are contained in the Press Release. Audio replay of the teleconference will be available on the Registrant's website at www.symbol.com/investors.

The information in Item 2.02 of this Current Report on Form 8-K and the corresponding information contained in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 14, 2005, the Registrant announced the resignation of Mark T. Greenquist, its Senior Vice President and Chief Financial Officer. Effective immediately, Salvatore Iannuzzi, 51, the Registrant's current Senior Vice President, Chief Administrative and Control Officer, will assume the responsibilities of Chief Financial Officer. The Registrant's Press Release announcing the resignation of Mr. Greenquist and the appointment of Mr. Iannuzzi to the position of Senior Vice President, Chief Administrative and Financial Officer is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto and is incorporated herein by reference. The details of Mr. Iannuzzi's compensation arrangements with the Registrant were disclosed under Item 5.02 of the Registrant's Current Report on Form 8-K dated April 11, 2005 and are incorporated herein by reference.

Mr. Iannuzzi was elected a director by the Registrant's Board of Directors on December 15, 2003 and served as non-executive Chairman of the Board of Directors from December 30, 2003 until April 7, 2005. Mr. Iannuzzi resigned as non-executive Chairman of the Board of Directors effective as of April 7, 2005 and joined the Registrant as its Senior Vice President, Chief Administrative and Control Officer on April 11, 2005. From March 2004 to April 2005, Mr. Iannuzzi was an independent consultant. He was employed as the Chief Administrative Officer of CIBC World Markets, Inc. from June 2000 to March 2004. From 1982 to 2000, he held several senior positions at Bankers Trust Company/Deutsche Bank, including senior control officer and head of corporate compliance. Other than compensation for his services as Senior Vice President, Chief Administrative and Financial Officer, there are no related party transactions between Mr. Iannuzzi and the Registrant.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number Description
-------- -----------------

99.1 Press Release, dated July 14, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbol Technologies, Inc.

July 14, 2005	By:	Peter M. Lieb

Name: Peter M. Lieb
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 14, 2005